                                                                   EXHIBIT 10.66

                                   CONTRACT
                                   --------


     THIS CONTRACT, made and entered into this 3rd day of June, 1997, between Clark County, a political subdivision of the State of Nevada, hereinafter referred to as the "OWNER" and Meadow Valley Contractors, Inc., (a Corporation organized and existing under the laws of the State of Nevada), hereinafter referred to as the "CONTRACTOR".

     WITNESSETH: That said CONTRACTOR having been awarded the Contract for the construction of the MOBILE HOME PARK SITE DEVELOPMENT AND COMMON FACILITIES in Las Vegas, Nevada.

in accordance with the Bid therefore and for and in consideration of the promises and of the covenants and agreements, and of the payments herein specified, to be made and performed by the CONTRACTOR and the OWNER, the CONTRACTOR hereby covenants and agrees to and with the OWNER to undertake and execute all of the said named Work, in a good, substantial and workmanlike manner, and to furnish all the materials and all the tools and labor necessary to properly perform and complete the Work ready for use, in strict accordance with all the provisions of the Contract including the following Exhibits attached hereto and made a part hereof:

          Invitation to Bid
          Bid
          Contract
          Exhibit "B"-Special Conditions
          Exhibit "A"-General Conditions
          Exhibit "C"-Compensation Conditions
          Exhibit "D"-Addenda
          Exhibit "E"-Technical Specifications
          Exhibit "F"-List of Drawings
          Contract Drawings

                                                                Contract No.2062
Conformed Document                                                      Contract
June 03, 1997                                                       Page 1 of 11
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and accept as full compensation for the satisfactory performance of this
Contract the sum of Seven Million Four Hundred Seventy Two Thousand One Hundred Twenty Nine Dollars and Eighteen Cents ($7,472,129.18).

     The prices named in the Bid are for the completed Work, and include the furnishing of all materials and all labor, tools, and appliances and all expense, direct or indirect, connected with the proper execution of the Work and of maintaining the same until it is accepted by the OWNER. In the event that unit prices are included in the base bid amount, the sum stated above is an estimated total Contract amount. Full compensation will be based upon the amount or number of each unit of work approved by the OWNER as satisfactorily completed in accordance with the Contract, multiplied by the applicable unit price set forth in the Bid.

     The CONTRACTOR shall commence the Work to be performed under this Contract on the date set by the OWNER in the written Notice to Proceed, continuing the Work with diligence and shall complete the entire Work in accordance with ATTACHMENT NO. TWO TO BID, MILESTONE AND LIQUIDATED DAMAGES DATA. Further, in the event interim milestone completion dates are established in the above ATTACHMENT NO. TWO TO BID for separable portions of the Work, the CONTRACTOR agrees to complete said separable portions of the Work in accordance with said milestone dates.

     CONTRACTOR acknowledges that the time for completion of the Work is sufficient for it to perform all the Work. In case of failure on the part of the CONTRACTOR, to complete the Work within the time(s) specified in the Contract, or within such additional time(s) as may be granted by formal action of the Board of County Commissioners or fails to prosecute the Work, or any separable part thereof, with such diligence as will insure its completion within the time(s) specified in the Contract or any extensions thereof, the CONTRACTOR shall pay to the OWNER, as liquidated damages, the sum(s) indicated in ATTACHMENT NO. TWO TO BID if so established therein for milestone completion dates of separable parts of the Work and final completion of the Work.

                                                               Contract No. 2062
Conformed Document                                                      Contract
June 03, 1997                                                       Page 2 of 11
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     The Award of this Contract is subject to the condition precedent that the
CONTRACTOR provide a Performance Bond and a Labor and Material Payment Bond as required by the Contract Documents.

     IN WITNESS WHEREOF, the Board of County Commissioners of Clark County, Nevada, has authorized it's Director of Aviation to execute this Contract on behalf of the said OWNER, and the CONTRACTOR has hereunto set his hand and seal the day and year above written.

                                             CLARK COUNTY, NEVADA


                                             By: /s/ Randall H. Walker
                                                --------------------------------
                                                  RANDALL H. WALKER
                                                  Director of Aviation

NOTE: Witnesses not required for corporation, but Corporate Certificate must be complete.
Two witnesses required for Partnerships and Individuals. Partnerships must complete
Partnership Certificate.



________________________________             MEADOW VALLEY CONTRACTORS, INC.
Witness



                                             BY: /s/ Alan Terril
________________________________                --------------------------------
Witness                                             ALAN TERRIL
                                                    Vice President




                                                  [SEAL]


                                                               Contract No. 2062
Conformed Document                                                      Contract
June 03, 1997                                                       Page 3 of 11